Exhibit 99.2

©2014 Dealertrack, Inc. All rights reserved. 1 1 August 11, 2014 Investor Presentation

©2014 Dealertrack, Inc. All rights reserved. 2 ▪ Statements in this press release regarding Dealertrack’s expected 2014 performance based on both GAAP and non - GAAP measures, the long - term outlook for its business, and all other statements in this release other than the recitation of historical facts are forward - looking statements (as defined in the Private Securities Litigation Reform Act of 1995 ) . These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different from any future results, performance or achievements expressed or implied by these forward - looking statements . ▪ Factors that that could materially affect such forward - looking statements include : economic trends that affect the automotive retail industry or the indirect automotive financing industry including the number of new and used cars sold ; credit availability ; reductions in automotive dealerships ; increased competitive pressure from other industry participants, including ADP, AutoTrader, Open Dealer Exchange, Reynolds and Reynolds and RouteOne ; the impact of some vendors of software products for automotive dealers making it more difficult for Dealertrack’s customers to use Dealertrack’s solutions and services ; security breaches, interruptions, failures and/or other errors involving Dealertrack’s systems or networks ; the failure or inability to execute any element of Dealertrack’s business strategy, including selling additional products and services to existing and new customers ; Dealertrack’s success in implementing an ERP system ; the volatility of Dealertrack’s stock price ; new regulations or changes to existing regulations ; the integration of recent acquisitions and the expected benefits, as well as the integration and expected benefits of any future acquisitions that Dealertrack may pursue ; Dealertrack’s success in expanding its customer base and product and service offerings, the impact of recent economic trends, and difficulties and increased costs associated with raising additional capital ; the impairment of intangible assets, such as trademarks and goodwill ; the possibility that the expected benefits of our acquisition of Dealer . com may not materialize as expected ; failure to successfully integrate the business, infrastructure and employees of Dealer . com ; and other risks listed in Dealertrack’s reports filed with the Securities and Exchange Commission (SEC), including its most recent Annual Report on Form 10 - K . These filings can be found on Dealertrack’s website at www . dealertrack . com and the SEC’s website at www . sec . gov . Forward - looking statements included herein speak only as of August 11 , 2014 and Dealertrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law . Safe Harbor for Forward - Looking Statements

©2014 Dealertrack, Inc. All rights reserved. 3 ▪ Founded in 2001, IPO in 2005 ▪ Headquartered in Lake Success, New York ▪ ~3,600 employees ▪ 2014 Estimated Revenue: $836 million (mid - point of guidance) ▪ 2014 Estimated Adjusted EBITDA: $188 million (mid - point of guidance ) Business Description: ▪ Dealertrack’s web - based software solutions and services enhance efficiency and profitability for all major segments of the automotive retail industry, including dealers, lenders, OEMs, third - party retailers, aftermarket providers and other service procedures ▪ Operates the largest online credit application networks in the United States and Canada Dealertrack Overview

©2014 Dealertrack, Inc. All rights reserved. 4 ▪ Leading provider of web - based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry ▪ Ability to integrate and leverage Dealer.com’s innovative digital marketing solutions with Dealertrack’s in - store solutions ▪ Most comprehensive suite of solutions in industry ▪ Attractive ~ $4 billion SaaS and transaction market size provides opportunity for long - term growth ▪ ~$10 billion digital market opportunity anticipated to double by end of 2018 ▪ Consistent track record of growth and profitability ▪ Double - digit revenue growth driven through both organic growth and acquisitions ▪ Predictable business model with highly visible recurring revenue ▪ Seasoned management team with extensive industry experience Investment Highlights

©2014 Dealertrack, Inc. All rights reserved. 5 Our Vision Deliver the market leading suite of integrated technologies capable of transforming automotive retailing . 2001 2007 2014 Revolutionize automotive credit. End - to - end tools to drive efficiency. Provide our clients with the power to transform automotive retail. 1999 Elevate the role of digital in car buying.

©2014 Dealertrack, Inc. All rights reserved. 6 Dealertrack’s Network Aftermarket providers, accessory providers, OEMs and OpenTrack partners Third Party Integrations Other Information and Service Providers Lenders 1,468 U.S. lenders connected to credit application network Credit bureaus, used car value guides, identity verification services Dealers 20,670 active U.S. auto dealers on Dealertrack’s network 23,876 dealers with Dealertrack subscriptions (U.S. & Canada) Reflects business as of June 30, 2014.

©2014 Dealertrack, Inc. All rights reserved. 7 Facilitating Workflow in the Dealership

©2014 Dealertrack, Inc. All rights reserved. 8 We Believe Technology Is Transforming The Auto Industry SELF DIRECTED Personalized Shopping Experience TEDIOUS 3 to 4 Hours in the Dealership FAST Process is Measured in Minutes not Hours RIGID / PROTIFABLE Limited Options FLEXIBLE / PROFITABLE Transparent and Predictable UNCOMFORTABLE Unpleasant Interactions and Negotiation ENJOYABLE Building & Strengthening Relationships TODAY TRANSFORMED CONTROLLED Dealerships Driving the Process

©2014 Dealertrack, Inc. All rights reserved. 9 *Based on Q2 2014 Reported Company Earnings and estimates. 3,640 Team members across North America 20,700 Dealerships 94%+ of franchise dealers 20+ OEMs 1,400+ Lenders 45% of all U.S. cars financed via dealertrack.com 100m+ Transactions Annually Generating $800m+ In Expected 2014 Revenue Connecting with supporting and Over 60m+ Unique visitors / month on 11,000 Dealer Websites “Touching” 3 of 4 Cars sold in North America and hosting “Insight into” 1 out of 4 Buy/Sell Lists & 5m Inventory Listings and and Managing 45% of all Financed Titles We Have Unique Capabilities To Achieve Change

©2014 Dealertrack, Inc. All rights reserved. 10 Subscription - Based Solutions Dealer Management Solutions DMS accounting system for dealers that provides easy - to - use tools and data to enhance efficiency. Digital Marketing Solutions Digital marketing and digital retailing solutions enabling dealers to move more of the in - store sales process online. F&I Solutions Streamlines the entire vehicle sales and purchase process, while helping dealers meet legal and regulatory requirements. Inventory Solutions Desktop and mobile tools to help manage and merchandise inventory to achieve faster turns and higher profits.

©2014 Dealertrack, Inc. All rights reserved. 11 0 5,000 10,000 15,000 20,000 25,000 30,000 Digital Marketing - Websites Sales and F&I** CRM Digital Marketing - Advertising Inventory ASR Pro DMS* Compliance Market Opportunity Current Clients Significant Opportunity For Further Market Penetration * Top franchise groups not included in DMS market opportunity. ** Sales and F&I include Desking, eContracting, Menu, Deal Transfer and Bookout. Addressable franchise and independent dealers

©2014 Dealertrack, Inc. All rights reserved. 12 Market Opportunity Has Increased Over Time 2006 Compliance eContracting Menu Desking Bookout Deal Transfer 2008 Inventory DMS 2014 Dealer.com ASR Pro CRM / CFM Digital Retailing 2010 Central Dispatch AAX 2012 eCarlist ClickMotive $1,700 $3,400 $4,500 $6,000 $13,000 Dealer monthly subscription revenue opportunity per rooftop

©2014 Dealertrack, Inc. All rights reserved. 13 ▪ Average dealership revenue and profitability is at its highest level in over 15 years ▪ Dealership optimism index is at its highest level since 1994 ▪ High - readiness to invest in marketing and productivity solutions Source: NADA Industry Analysis Division. EBT represents Earnings before tax. Record Dealership Sales and Profitability Encourages Investment in Technology - enabled Solutions Dealership Financial Performance 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $15 $20 $25 $30 $35 $40 $45 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Sales ($mm) EBT% ( $ in millions)

©2014 Dealertrack, Inc. All rights reserved. 14 $415 $474 $550 $678 $749 $690 $708 $767 $757 $1,218 $0 $400 $800 $1,200 $1,600 2006 2007 2008 2009 2010 2011 2012 2013 2Q'13 2Q'14 10,722 13,209 14,342 13,852 13,996 16,003 17,619 18,464 18,076 23,876 0 6,000 12,000 18,000 24,000 2006 2007 2008 2009 2010 2011 2012 2013 2Q'13 2Q'14 The Power of Dealertrack’s Subscription Solutions Note: All numbers represent end of period . 1. Excludes impact of ALG and Chrome. 2. Excludes impact of ALG, Chrome and CentralDispatch. 3. Excludes impact of CentralDispatch. Number of Dealers with a Dealertrack Subscription Solution Average Monthly Dealership Spend (as of Last Month in Period) (1) (2) (3) (3) (3) (1) (2) (3) (3) (3)

©2014 Dealertrack, Inc. All rights reserved. 15 Transaction - Based Solutions F&I Solutions Largest online credit application processing networks in the U.S. and Canada Processing Solutions Electronic motor vehicle registration, lien and titling, and digital document services

Growing Number of Transactions in Car Buying Process

Dealer



Verify ID* and pull credit bureau

~1 to 2 transactions

$0.05 to $1.00

Lender



Submit credit application

~2 to 4 transactions

$1.50 to $5.00

Lender



Process contract**

~1 to 2 transactions

$2.50 to $5.00

Dealer


NEW YORK
THE EMPIRE STATE

Vehicle registration

~1 transaction

$2.00 to $20.00

Lender



Title and lien administration

~1 to 2 transactions

$1.50 to $5.00



Processing an increasing number of transactions on a single car sale through Dealertrack's network

** Verification services can either be transaction or subscription revenue.*
*** Additional contract related transactions can occur based on lenders' participation in digital document services.*
Note: Not all cars sold are processed through the Dealertrack's network.
Dollar amounts are illustrative of US pricing and may not reflect actual pricing.

©2014 Dealertrack, Inc. All rights reserved.
16
dealertrack technologies

©2014 Dealertrack, Inc. All rights reserved. 17 How Transaction Revenue Grows Faster Than Car Sales 7.8% 3.1% 3.9% 2.0% 5.1% Q2 13 vs. Q2 14 10.6% 1.0% 2.4% 2.1% 10.8% Q1 13 vs. Q1 14 Acquired Revenue Car Sales Higher % of Vehicles Financed Improving Credit Increased Market Share Drivers of Market Share: ▪ Adding new lenders and dealers to the network ▪ Driving higher utilization of products from existing participants ▪ Expanding RTS opportunities by adding additional states

©2014 Dealertrack, Inc. All rights reserved. 18 0.60 0.65 0.70 0.75 0.80 0.85 0.90 0.95 1.00 Jan - 08 Apr - 08 Jul - 08 Oct - 08 Jan - 09 Apr - 09 Jul - 09 Oct - 09 Jan - 10 Apr - 10 Jul - 10 Oct - 10 Jan - 11 Apr - 11 Jul - 11 Sep - 11 Dec - 11 Mar - 12 Jun - 12 Sep - 12 Dec - 12 Mar - 13 Jun - 13 Sep - 13 Dec - 13 Mar - 14 Jun - 14 Submissions per unique applicant have been rising back to 2008 levels. Source : New car sales – Automotive News . Used car sales – CNW Research . Today: 0.88 Trough, July 2009: 0.67 Transaction Revenue Drivers Increasing Application Submissions Monthly Submissions per Applicant for New and Used Cars

ELT & Electronic Markets and Dealertrack Footprints


Both ELT and Electronic Registrations (Market)
Electronic Registrations Only (Market)
ELT Only (Market)
Dealertrack ELT
Dealertrack Electronic Registrations
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
DE
MD
CT
RI
MA
VT
NH
ME
AR
HI

©2014 Dealertrack, Inc. All rights reserved.
19
dealertrack technologies

©2014 Dealertrack, Inc. All rights reserved. 20 Transaction Revenue Drivers: Car Sales Continue to Improve New Car Sales by Franchised Dealers Used Car Sales by Franchised Dealers (units in millions) TRAK Guidance (units in millions) Two primary drivers of Dealertrack’s transaction revenue are car sales and consumer credit availability. TRAK Guidance Source: New car sales – Automotive News. Used car sales – CNW Research. 16.9 17.0 16.5 16.2 13.2 10.4 11.6 12.8 14.5 15.6 16.2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 16.0 16.5 14.3 14.3 13.2 12.8 12.8 13.8 14.9 15.7 15.9 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2014 car sales (new + used) from franchise dealers are trending to 32.1 million units based on historical seasonality and YTD sales as of 6/30/14

©2014 Dealertrack, Inc. All rights reserved. 21 0.5 22.5 25.0 27.5 30.0 32.5 35.0 $5.50 123.8 137.5 151.3 165.0 178.8 192.5 $6.00 135.0 150.0 165.0 180.0 195.0 210.0 $6.50 146.3 162.5 178.8 195.0 211.3 227.5 $7.00 157.5 175.0 192.5 210.0 227.5 245.0 $7.50 168.8 187.5 206.3 225.0 243.8 262.5 $8.00 180.0 200.0 220.0 240.0 260.0 280.0 Predictable Transaction Revenue with Baseline Revenue Approaching $200 Million Annually North American Cars by Franchise Dealers (units in millions) Source: New car sales – Automotive News. Used car sales – CNW Research, Canada New – Desrosiers, Canada Used – DT Est. Average Transaction Revenue per Car Sold Approx. Exclusivity: Credit Apps 20%, Contracting 30%, CMS 25% Baseline car sales of 25.0 to 27.5 million annually and revenue generated per car sold of $7.00 to $7.50 equates to minimum annual recurring transaction revenue of $175 million to $206 million . * Increase reflects addition of RTS and CMS solutions. ** Increase reflects addition of Casey & Casey and VINtek solutions. 33.9 33.5 29.7 26.5 27.7 29.5 32.9 34.8 35.3 0.0 10.0 20.0 30.0 40.0 2006 2007 2008 2009 2010 2011 2012 2013 2014E $4.43 $5.62 $5.98 $5.44 $5.50 $6.61 $6.95 $8.08 $9.70 $0.0 $3.0 $6.0 $9.0 $12.0 2006 2007 2008 2009 2010 2011* 2012 2013** YTD Jun '14**

©2014 Dealertrack, Inc. All rights reserved. 22 Transaction Revenue Drivers: Used Car Supply Will Grow Used Car Supply: Industry History and Trends 23.0 23.6 23.8 23.8 24.0 24.0 24.1 23.7 22.9 22.1 20.8 18.8 18.3 18.0 18.5 19.2 20.6 21.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E 2017E 2018E (units in millions) Source: ALG TrueCar. Data represents used market vehicles aged seven years or less.

©2014 Dealertrack, Inc. All rights reserved. 23 Digital Marketing Solutions Dealer Website Seamless Websites ensure an optimal experience from every device - desktop, mobile or tablet Digital Retailing Connecting Dealer and Consumers to transact on - line Digital Advertising Advertising across the channels most relevant to auto shoppers: retargeting, paid search, display, and social media

©2014 Dealertrack, Inc. All rights reserved. 24 Source: *Polk ”How the Internet is changing the vehicle shopping process.” August 2013. **Statista “Breakdown of U.S. car dealers’ advertising spending from 2002 to 2013 by medium.” Current Car Shopping Data

©2014 Dealertrack, Inc. All rights reserved. 25 25

©2014 Dealertrack, Inc. All rights reserved. 26 26 Advertising Channels Our combination of paid search, network and premium display, and social provides complete coverage across all digital ad opportunities. Unified Advertising Dashboard Connects cross - channel campaign results with market intelligence, providing performance transparency and forecasting, and precise customization of ad spending. Media Consultants Align campaigns with your strategy and leverage Real Time Bidding technology to maximize every campaign’s effectiveness. 99 The Dealer.com UAX covers o f the Web % Dealer.com Advertising Overview

©2014 Dealertrack, Inc. All rights reserved. 27 27 More Efficient Digital Spending

©2014 Dealertrack, Inc. All rights reserved. 28 28 Growth Strategy & Financial Results

©2014 Dealertrack, Inc. All rights reserved. 29 Dealertrack’s Core Growth Strategy • New lender relationships • New subscribing dealer relationships Additional Market Share Gains • Providing a comprehensive suite of solutions makes marketing and cross - selling easier • Increases stickiness of customer relationships • Better facilitates end - to - end workflow solutions Greater Wallet Share of Existing Customers • Innovate new features, functions and integration for products • Add value to subscription products to improve dealership efficiency and profitability • Enhance core credit application functionality New Products and Services • Acquire complementary technologies and services to increase operating leverage • Leverage Dealertrack’s networks for distribution of new products and services Strategic Acquisitions

M&A Complements Organic Growth


>25 M&A Transactions in the past 13 years
- Casey & Casey
- CFM
- VINtek
- Nexteppe
-Dealer.com
-ASR Pro
- CentralDispatch
- ClickMotive
- iCONNECT
- eCarlist
- TradeTracker
- Polk AIC
- AAX
- triVIN
- Arkona
- Curomax
- ASM
- DealerWire
- DealerWare
- GlobalFax
- GoBig Menu
- ALG (sold 10/1/11)
- Chrome (JV 1/1/12)
- dealerAccess
- LeaseLink
- CreditConnection
- WebAlg
- Credit App 1.0
Workflow & Innovation
End-End Technology Provider
F&I / Compliance / Data Focus
Credit Focus
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
- Desking
- PaymentTrack
- eContracting
- NADA BookOut
- Website Plus
- IPO
- Launch eMenu
- DealWatch
- Desking
- SalesMaker
- InventoryPro
- OpenTrack
- Inventory 3.0
- iOS
- Price Driver
- Canada DMS
- SmartFind
- PaymentDriver
- FinanceDriver
- eMenu for iPad
- Inventory+
- DMS 2.0
- DT 2.0 (Honda)
- TradeDriver
Innovative New Product Launches

Vision:
Deliver the market leading suite of integrated technologies capable of transforming auto retailing

©2014 Dealertrack, Inc. All rights reserved.

30
dealertrack technologies

©2014 Dealertrack, Inc. All rights reserved. 31 ▪ Eighteen consecutive quarters of year - over - year revenue growth ▪ Diversified transaction revenue outpacing car sales growth ▪ Advertising revenue now a significant contributor to our overall business ▪ Over 60% of revenue from recurring subscription services and highly predictable advertising revenue ▪ Strong subscription renewal rates ▪ Operating leverage drives long - term margin potential ▪ Proven acquisition strategy complements healthy organic growth Financial Highlights

©2014 Dealertrack, Inc. All rights reserved. 32 Strong Revenue Growth Annual Revenue Quarterly Revenue $53.4 $75.1 $94.7 $114.9 $123.5 $146.6 $145.1 $181.7 $112.7 $147.3 $132.4 $94.4 $102.0 $184.9 $225.0 $276.9 $7.2 $11.4 $15.6 $16.3 $18.3 $21.8 $18.7 $22.9 71.5 90.9 79.7 51.4 49.4 74.5 87.8 101.9 0 60 120 180 240 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2006 2007 2008 2009 2010 2011 2012 2013 Advertising & Other Revenue Transaction Revenue Subscription Revenue # Transactions $173.3 $233.8 $242.7 $225.6 $243.8 $353.3 $ 388.8 $33.9 $35.7 $42.2 $42.8 $44.6 $45.3 $49.1 $62.0 $91.5 $57.5 $58.8 $54.6 $61.4 $71.6 $73.5 $70.3 $77.7 $87.4 $5.0 $4.6 $5.0 $4.9 $5.5 $5.8 $6.7 $19.1 $45.9 22.6 22.7 20.8 24.1 26.2 27.2 24.5 28.6 30.7 0.0 10.0 20.0 30.0 40.0 50.0 60.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 Advertising & Other Revenue Transaction Revenue Subscription Revenue # Transactions $101.8 $109.1 $ 96.4 $ 99.1 $121.8 ($ and transactions in millions) ($ and transactions in millions) Note: Numbers may not add due to rounding. $124.6 $481.5 $126.1 $158.8 $224.8

©2014 Dealertrack, Inc. All rights reserved. 33 $77 $62 $48 $53 $86 $97 $118 33% 26% 21% 22% 24% 25% 24% 0% 10% 20% 30% 40% 50% $0 $25 $50 $75 $100 $125 2007 2008 2009 2010 2011 2012 2013 Adj. EBITDA Adj. EBITDA Margin $25 $27 $26 $24 $33 $33 $28 $31 $50 26% 27% 25% 22% 27% 26% 22% 19% 22% 0% 15% 30% 45% 60% $0 $15 $30 $45 $60 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 Adj. EBITDA Adj. EBITDA Margin $57 $62 $46 $34 $65 $71 $82 24% 25% 20% 14% 18% 18% 17% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 2013 Cash Flow from Operations Operating Cash Flow Margin $44 $35 $20 $22 $43 $49 $59 $0 $15 $30 $45 $60 2007 2008 2009 2010 2011 2012 2013 ($ in millions) ($ in millions) Annual Adj. EBITDA and Margin Annual Cash Flow from Operations Quarterly Adj. EBITDA and Margin Annual Adjusted Net Income ($ in millions) ($ in millions) Strong Adj. EBITDA and Cash Flow Trends

©2014 Dealertrack, Inc. All rights reserved. 34 34 Appendix

©2014 Dealertrack, Inc. All rights reserved. 35 Other niche players ( Compliance / Menu / Desking) Other niche players Note: Selected list may not include all competitors. DMS / Sales Subscription Products Credit Application Network Vehicle Registration / Title Management Inventory Management Solutions Digital Marketing Solutions (Websites & Advertising) Selected Competitive Landscape

©2014 Dealertrack, Inc. All rights reserved. 36 22,147 22,043 19,652 16,690 16,829 17,543 19,067 20,046 20,205 20,670 370 536 733 823 970 1,120 1,261 1,410 1,355 1,468 0 200 400 600 800 1,000 1,200 1,400 1,600 0 5,000 10,000 15,000 20,000 25,000 2006 2007 2008 2009 2010 2011 2012 2013 2Q'13 2Q'14 Active Dealers Lenders Active Dealers and Lenders in Dealertrack’s U.S. Network Note: Numbers represent end of period. Number of Transactions (in millions) 71.5 90.9 79.7 51.4 49.4 74.5 87.8 101.9 26.2 30.7 0.0 30.0 60.0 90.0 120.0 2006 2007 2008 2009 2010 2011 2012 2013 2Q'13 2Q'14 The Power of Dealertrack’s Network Growth in Dealers, Lenders and Number of Transactions

©2014 Dealertrack, Inc. All rights reserved. 37 Rising Interest Rates: Limited Risk? Impact of changing interest rates will be offset by larger payment terms. Monthly Payments Total Car Loan 3 Years 5 Years 7 Years 10 Years 3 Years 5 Years 7 Years 10 Years 2.5% $866 $532 $390 $283 2.5% $31,170 $31,945 $32,733 $33,937 3.0% $872 $539 $396 $290 3.0% $31,408 $32,344 $33,298 $34,762 3.5% $879 $546 $403 $297 3.5% $31,646 $32,745 $33,868 $35,599 4.0% $886 $552 $410 $304 4.0% $31,886 $33,150 $34,445 $36,448 4.5% $892 $559 $417 $311 4.5% $32,127 $33,557 $35,028 $37,310 Tables Based On A $30,000 Car Loan

©2014 Dealertrack, Inc. All rights reserved. 38 During the credit crisis, the number of LDRs* declined significantly due to dealership closure / consolidation and lenders exiting indirect auto lending. This metric has risen as credit has improved, dealership closures have abated and lenders have deployed more capital into auto lending . 1. Each lender to dealer relationship (LDR) represents a pair between an active U.S. lender and an active U.S. dealer on the Dealertrack’s network. 2. Active lenders per dealer defined as LDRs divided by active U.S. dealers. Transaction Revenue Drivers: Lender to Dealer Relationships Growing Dealertrack Technologies U.S. Lender to Dealer Relationships (in 000s) (1) (2) 224 199 179 158 134 124 120 118 130 138 139 140 152 158 161 165 172 178 179 175 182 184 192 191 203 201 578 1,468 10.0 9.2 8.5 8.0 7.1 6.9 7.0 7.1 7.6 8.1 8.2 8.3 8.8 8.9 9.2 9.4 9.4 9.5 9.4 9.2 9.1 9.1 9.5 9.5 9.8 9.7 - 2 4 6 8 10 12 14 16 - 50 100 150 200 250 300 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q 10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 LDRs Lenders Avg # of lenders per dealer

©2014 Dealertrack, Inc. All rights reserved. 39 $100 $1,000 $10,000 $100,000 $1,000,000 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Auto Credit Cards Home Equity ($ in millions) Auto loan asset - backed securities (ABS) issuance is at its highest level since 2007 and continues to improve. Source: SIFMA US Asset - Backed Securities Issuance. Transaction Revenue Drivers: Auto ABS Issuance is Strengthening Consumer Credit Trends

©2014 Dealertrack, Inc. All rights reserved. 40 ($ in millions) Wages Growth Driving Financed Used Car Sales Wages and % of Used Units Financed 0.0% 12.0% 24.0% 36.0% 48.0% 60.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Aggregate Wages Used Units Financed as % of Totals Used Sales Source: Social Security Administration. 2013 data not available.

©2014 Dealertrack, Inc. All rights reserved. 41 Used Car Sales Used Car Sales Source: CNW Marketing Research. 0.0% 12.0% 24.0% 36.0% 48.0% 60.0% 0 9 18 27 36 45 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total Used Car Sales Total Used Financed Cars % of Total Used Car Sales

New and Used Car Sales

U.S. - New and Used Car Sales

(in 000s)

							2014				Growth	
		1Q13	2Q13	3Q13	4Q13	1Q14	Apr-14	May-14	Jun-14	2Q14	Y/Y	Q/Q
NEW	SAAR [1]	15,297	15,517	15,710	15,710	15,650	16,064	16,735	16,918	16,572	6.8%	5.9%
	Actual Units [1]	3,689	4,132	3,952	3,809	3,741	1,391	1,610	1,422	4,423	7.0%	18.2%
	Fleet [2]	790	803	557	601	783	272	289	317	878	9.2%	12.1%
	Retail	2,898	3,329	3,396	3,208	2,958	1,120	1,321	1,105	3,545	6.5%	19.8%
	Financed [3]	2,433	2,820	2,920	2,714	2,446	971	1,164	925	3,060	8.5%	25.1%
	Cash [4]	465	508	475	493	513	149	158	179	486	(4.4%)	(5.2%)
USED	Actual Units [5]	2,665	4,633	4,733	3,682	2,677	1,411	1,610	1,641	4,662	0.6%	74.1%
	Financed [5]	1,774	3,096	3,352	2,677	1,904	1,011	1,154	1,174	3,339	7.8%	75.3%
	Cash [5]	890	1,536	1,381	1,006	773	400	456	467	1,323	(13.9%)	71.2%
TOTAL	Actual Units	6,353	8,765	8,686	7,491	6,418	2,803	3,219	3,063	9,085	3.7%	41.6%
	Retail Units	5,563	7,961	8,129	6,890	5,635	2,531	2,931	2,746	8,207	3.1%	45.6%
	Fleet	790	803	557	601	783	272	289	317	878	9.2%	12.1%
	Financed	4,208	5,917	6,273	5,391	4,350	1,982	2,317	2,099	6,398	8.1%	47.1%
	Cash	1,356	2,044	1,856	1,499	1,286	549	613	646	1,809	(11.5%)	40.7%

Note: Numbers may not add due to rounding.

(1) Source: Automotive News.
(2) Source: JD Power.
(3) Estimated.
(4) Source: AutoCount.
(5) Source: CNW Marketing Research.

©2014 Dealertrack, Inc. All rights reserved.
42
dealertrack technologies

©2014 Dealertrack, Inc. All rights reserved. 43 The recession and OEM bankruptcies resulted in franchised dealership closures and consolidation. We believe the level of U.S. auto dealerships has stabilized after decreasing from 2007 to 2012. 21,725 21,650 21,640 21,495 21,200 20,770 20,010 18,460 17,700 17,540 17,635 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Source: NADA. Number of dealerships as of January 1 each year. Number of U.S. Franchised Auto Dealerships Number of U.S. Franchised Auto Dealerships

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures by Income Statement Category

DEALERTRACK TECHNOLOGIES, INC.
Reconciliation of GAAP Net (Loss) Income to Non-GAAP Adjusted Net Income
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2014	Ref	Three Months Ended June 30, 2013
GAAP net (loss) income	$ (1,375)		$ 3,839
Adjustments:			
Interest expense - non-cash (not tax-impacted)	3,640	E	2,364
Amortization of acquired identifiable intangibles	20,940	1	7,759
Stock-based compensation	4,293	2	3,855
Contra-revenue	1,375	A	1,381
Acquisition-related and other professional fees	900	D	573
Acquisition-related contingent consideration changes and compensation expense, net	1,014	3	594
Integration and other related costs	3,542	4	1,810
Rebranding expense	-	D	265
Amortization of equity method investment basis difference	547	F	706
Tax impact of adjustments	(12,449)	G	(6,444)
Adjusted net income (non-GAAP)	$ 22,427		$ 16,702
Additional classification details:			
Amortization of acquired identifiable intangibles	$ 20,940	1	$ 7,759
Revenue	-	A	13
Cost of revenue	20,940	B	7,746
Stock-based compensation	$ 4,293	2	$ 3,855
Cost of revenue	249	B	319
Research and development	753	C	662
Selling, general and administrative	3,291	D	2,874
Acquisition-related contingent consideration changes and compensation expense, net	$ 1,014	3	$ 594
Cost of revenue	977	B	73
Research and development	(11)	C	19
Selling, general and administrative	48	D	502
Integration and other related costs	$ 3,542	4	$ 1,810
Cost of revenue	2,586	B	1,077
Research and development	314	C	39
Selling, general and administrative	642	D	694
Depreciation and amortization	$ 11,941	H	$ 6,922
Cost of revenue	8,452		5,534
Research and development	1,026		140
Selling, general and administrative	2,463		1,491
Fixed asset accelerated amortization/depreciation			(243)

DEALERTRACK TECHNOLOGIES, INC.
Proforma Reconciliation of GAAP Net (Loss) Income to Non-GAAP Measures
(Dollars in thousands)
(Unaudited)

Three Months Ended June 30, 2014	GAAP As Reported Net Loss	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 224,767	A	1,375	$ 226,142	
Cost of revenue	119,461	B	(24,752)	94,709	
Research and development	27,136	C	(1,056)	26,080	
Selling, general and administrative	74,637	D	(4,881)	69,756	
Total operating expenses	221,234		(30,689)	190,545	
Income from operations	3,533		32,064	35,597	
Interest expense, net	(9,737)	E	3,640	(6,097)	J
Other income, net	129		-	129	
Earnings from equity method investment, net	1,907	F	547	2,454	
Loss before benefit from income taxes, net	(4,168)		36,251	32,083	
Benefit from income taxes, net	2,793	G	(12,449)	(9,656)	K
Net loss	$ (1,375)		$ 23,802	$ 22,427	
EBITDA Adjustments:					
Depreciation and amortization				$ 11,941	H
Interest expense, net				6,097	J
Benefit from income taxes, net				9,656	K
Adjusted EBITDA				$ 50,121	

Three Months Ended June 30, 2013	GAAP As Reported Net Loss	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 121,782	A	1,394	$ 123,176	
Cost of revenue	51,997	B	(9,215)	42,782	
Research and development	18,269	C	(720)	17,549	
Selling, general and administrative	43,887	D	(4,908)	38,979	
Total operating expenses	114,153		(14,843)	99,310	
Income from operations	7,629		16,237	23,866	
Interest expense, net	(3,228)	E	2,364	(864)	J
Other income, net	62		-	62	
Earnings from equity method investment, net	1,279	F	706	1,985	
Income before provision for income taxes, net	5,742		19,307	25,049	
Provision for income taxes, net	(1,903)	G	(6,444)	(8,347)	K
Net income	$ 3,839		$ 12,863	$ 16,702	
EBITDA Adjustments:					
Depreciation and amortization				$ 6,922	H
Interest expense, net				864	J
Provision for income taxes, net				8,347	K
Adjusted EBITDA				$ 32,835	

©2014 Dealertrack, Inc. All rights reserved.
44
dealertrack technologies

Operating Expense Reclassification

Operating Expenses:	Three Months Ended June 30, 2013 Historic	Adjustment	Adjusted	Six Months Ended June 30, 2013 Historic	Adjustment	Adjusted
Cost of revenue	$ 67,587	$ (15,590)	$ 51,997	$ 130,775	$ (30,568)	$ 100,207
Product development	4,064	(4,064)	—	7,694	(7,694)	—
Research and development	—	18,269	18,269	—	35,899	35,899
Selling, general and administrative	42,502	1,385	43,887	83,992	2,363	86,355
Total operating expenses	$ 114,153	$ —	$ 114,153	$ 222,461	$ —	$ 222,461

Operating Expenses:	Three Months Ended September 30, 2013 Historic	Adjustment	Adjusted	Nine Months Ended September 30, 2013 Historic	Adjustment	Adjusted
Cost of revenue	$ 70,199	$ (16,341)	$ 53,858	$ 200,974	$ (46,909)	$ 154,065
Product development	3,952	(3,952)	—	11,646	(11,646)	—
Research and development	—	18,447	18,447	—	54,346	54,346
Selling, general and administrative	43,519	1,846	45,365	127,511	4,209	131,720
Total operating expenses	$ 117,670	$ —	$ 117,670	$ 340,131	$ —	$ 340,131

Operating Expenses:	Three Months Ended December 31, 2013 Historic	Adjustment	Adjusted	Year Ended December 31, 2013 Historic	Adjustment	Adjusted
Cost of revenue	$ 76,606	$ (20,745)	$ 55,861	$ 277,580	$ (67,654)	$ 209,926
Product development	3,555	(3,555)	—	15,201	(15,201)	—
Research and development	—	21,912	21,912	—	76,258	76,258
Selling, general and administrative	50,188	2,388	52,576	177,699	6,597	184,296
Total operating expenses	$ 130,349	$ —	$ 130,349	$ 470,480	$ —	$ 470,480

Operating Expenses:	Year Ended December 31, 2012 Historic	Adjustment	Adjusted
Cost of revenue	$ 220,695	$ (45,223)	$ 175,472
Product development	11,732	(11,732)	—
Research and development	—	53,616	53,616
Selling, general and administrative	142,518	3,339	145,857
Total operating expenses	$ 374,945	$ —	$ 374,945

©2014 Dealertrack, Inc. All rights reserved.
45
dealertrack technologies

Revenue Adjusted for Acquisitions

($ in millions)

Year over Year Comparison

Y/Y Comparison	3 Months Ended June 30, 2013 As Reported	3 Months Ended June 30, 2013 Acquisitions Adj'ments(2)	3 Months Ended June 30, 2013 Adjusted	3 Months Ended June 30, 2014 As Reported	3 Months Ended June 30, 2014 Acquisitions Adj'ments(1)	3 Months Ended June 30, 2014 Adjusted
Transaction Revenue	$72	$0	$72	$87	($6)	$82
Subscription Revenue	45	$35	$80	91	$0	91
Other Revenue	6	$24	$30	46	$0	46
Total Revenue	$122	$59	$181	$225	($6)	$219

Growth, Y/Y	As Reported '13 vs Adjusted '12	As Reported vs As Reported	Organic Growth
Transaction Revenue	22%	22%	14%
Subscription Revenue	14%	105%	14%
Other Revenue	56%	733%	56%
Total Revenue	24%	85%	21%

Sequential Quarterly Comparison

Q/Q Comparison	3 Months Ended March 31, 2014 As Reported	3 Months Ended March 31, 2014 Acquisitions Adj'ments(2)	3 Months Ended March 31, 2014 Adjusted	3 Months Ended June 30, 2014 As Reported	3 Months Ended June 30, 2014 Acquisitions Adj'ments	3 Months Ended June 30, 2014 Adjusted
Transaction Revenue	$78	$0	$78	$87	$0	$87
Subscription Revenue	62	$25	86	91	0	91
Other Revenue	19	$23	42	46	0	46
Total Revenue	$159	$47	$206	$225	$0	$225

Growth, Q/Q	As Reported '14 vs Adjusted '14	As Reported vs As Reported	Organic Growth
Transaction Revenue	12%	12%	12%
Subscription Revenue	6%	48%	6%
Other Revenue	10%	140%	10%
Total Revenue	9%	42%	9%

1. *Adjustments for VINtek, CFM and Dealer.com acquisitions.*
2. *Subscription and advertising revenue was adjusted for pro forma revenue as if acquisitions of Dealer.com and CFM were included in prior results.*

©2014 Dealertrack, Inc. All rights reserved.
46
dealertrack technologies

©2014 Dealertrack, Inc. All rights reserved. 47 2014E Full Year Earnings Guidance and Assumptions New Car Sales by Franchise Dealers 16.2 million units Used Car Sales by Franchise Dealers 15.9 million units Weighted Average Shares Outstanding (Diluted) 55 million (Non - GAAP) 53 million (GAAP) Additional potential impact of dilution from combination of convertible debt above warrant trigger and change in current stock price is not included in share count Costs Addbacks for Non - GAAP Measures $28 million Includes certain acquisition related costs, including integration costs, professional fees and other related costs, and acquisition related compensation expense. Effective Tax Rate on Add - backs for Non - GAAP Measures 37% Reflects change from 36% due to ASR Pro transaction. Effective Tax Rate on Add - backs for GAAP Net Income 35% Reflects change from 36% due to ASR Pro transaction. Revenue $829 - $843 million Net of $5 million contra revenue. GAAP Net Loss $(12) - $(7) million GAAP Net Loss per Share (Diluted) $(0.23) - $(0.13) Adjusted EBITDA $186 - $190 million Adjusted Net Income (ANI) $81 - $86 million ANI per Share (Diluted) $1.47 - $1.56 Capital Expenditures $86 - $88 million Reflects impact of, CFM, VINtek, Nexteppe, Dealer.com and ASR Pro acquisitions Guidance Measure Range Comments Guidance Assumption Assumption Comments